                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II
                                                   ---------------------------------

We have examined  management's  assertion that MBNA America Bank,  N.A.  ("MBNA" or "the Company"),  a wholly owned  subsidiary of MBNA
Corporation,  complied with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a),  3.02, 3.04, 3.05, 3.06(b),  4.02(a)
and 4.03(a),  (c) and (d) of the Pooling and  Servicing  Agreement  dated as of August 4, 1994, as amended (the "PSA") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing  Agreement  Supplement (the "PSA  Supplement"),  between MBNA and The Bank of New York,  during the  compliance  periods  specified in  Attachment  A. In  addition,  we have  examined  management's assertion  that MBNA complied with the covenants and conditions of sections  310(a),  402(a),  701(a) and (b), 907,  908(a) and 1201 of
the MBNA Credit Card  Master Note Trust  Indenture  dated as of May 24, 2001 (the  "Indenture")  and  sections  2.02(i)-(iv),  3.16 and
4.01(a) of the MBNA Credit Card  Master Note Trust  MBNAseries  Indenture  Supplement  dated May 24, 2001 (the  "Indenture  Supplement"
together with the PSA, PSA  Supplement and Indenture,  the  "Agreements"),  between the MBNA Credit Card Master Note Trust and The Bank of New York, during the compliance periods specified in Attachment A.

This  assertion is included in the  accompanying  report by management  titled,  "Report of Management on Credit Card and Consumer Loan
Trust  Internal  Control and Pooling and Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management is  responsible  for
MBNA's compliance with those requirements.  Our responsibility is to express an opinion on management's  assertions about the Company's compliance based on our examination.

Our  examination was conducted in accordance  with  attestation  standards  established by the American  Institute of Certified  Public
Accountants  and,  accordingly,  included  examining,  on a test basis,  evidence about MBNA's  compliance with those  requirements and performing  such other  procedures  as we  considered  necessary  in the  circumstances.  We believe  that our  examination  provides a reasonable  basis for our  opinion.  Our  examination  does not  provide a legal  determination  on MBNA's  compliance  with  specified requirements.

In our opinion,  management's  assertion  that MBNA complied with the covenants and  conditions of the  Agreements,  referred to above, during the compliance periods specified in Attachment A, are fairly stated, in all material respects.

This report is  intended  solely for the  information  and use of MBNA and The Bank of New York,  as Trustee of the MBNA Master  Credit
Card  TrustII and  Indenture  Trustee of the MBNA Master  Credit Card Note Trust,  and is not intended and should not be used by anyone other than these  specified  parties and anyone who is authorized to receive such  information as specified in the Agreements or in the applicable  Series' or MBNAseries  Notes'  Underwriting/Subscription/Purchase  Agreement,  as specified in Attachment A. However,  this report is a matter of public record and its distribution is not limited.

                                                     /s/ Ernst and Young LLP
August 15, 2003

                                                           Attachment A

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------
   1994-E                    December 15, 1994                   (b)            July 1, 2002 - June 30, 2003

   1995-A                      March 22, 1995                    (a)            July 1, 2002 - June 30, 2003

   1995-C                      June 29, 1995                     (c)            July 1, 2002 - June 30, 2003

   1995-E                      August 2, 1995                    (a)            July 1, 2002 - September 16, 2002

   1995-G                    September 27, 1995                  (a)            July 1, 2002 - November 15, 2002

   1995-J                    November 21, 1995                   (a)            July 1, 2002 - December 16, 2002

   1996-A                    February 28, 1996                   (a)            July 1, 2002 - March 17, 2003

   1996-B                      March 26, 1996                    (a)            July 1, 2002 - June 30, 2003

   1996-E                       May 21, 1996                     (a)            July 1, 2002 - June 16, 2003

   1996-F                      June 25, 1996                     (e)            July 1, 2002 - July 15, 2002

   1996-G                      July 17, 1996                     (a)            July 1, 2002 - June 30, 2003

   1996-J                    September 19, 1996                  (a)            July 1, 2002 - June 30, 2003

   1996-K                     October 24, 1996                   (a)            July 1, 2002 - June 30, 2003

   1996-M                    November 26, 1996                   (f)            July 1, 2002 - June 30, 2003

   1997-B                    February 27, 1997                   (a)            July 1, 2002 - June 30, 2003

   1997-C                      March 26, 1997                    (a)            July 1, 2002 - June 30, 2003

                                                     Attachment A (continued)

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   1997-D                       May 22, 1997                     (g)            July 1, 2002 - June 30, 2003

   1997-G                      June 18, 1997                     (a)            July 1, 2002 - June 30, 2003

   1997-H                      August 6, 1997                    (g)            July 1, 2002 - June 30, 2003

   1997-I                     August 26, 1997                    (h)            July 1, 2002 - June 30, 2003

   1997-J                    September 10, 1997                  (a)            July 1, 2002 - June 30, 2003

   1997-K                     October 22, 1997                   (a)            July 1, 2002 - June 30, 2003

   1997-L                    November 13, 1997                   (g)            July 1, 2002 - November 15, 2002

   1997-M                     November 6, 1997                   (f)            July 1, 2002 - October 15, 2002

   1997-O                    December 23, 1997                   (a)            July 1, 2002 - June 30, 2003

   1998-A                      March 18, 1998                    (a)            July 1, 2002  - March 17, 2003

   1998-B                     April 14 , 1998                    (g)            July 1, 2002 - June 30, 2003

   1998-C                      June 24, 1998                     (a)            July 1, 2002 - June 16, 2003

   1998-D                      July 30, 1998                     (h)            July 1, 2002 - June 30, 2003

   1998-E                     August 11, 1998                    (f)            July 1, 2002 - June 30, 2003

   1998-F                     August 26, 1998                    (f)            July 1, 2002 - June 30, 2003

   1998-G                    September 10, 1998                  (a)            July 1, 2002 - June 30, 2003

                                                     Attachment A (continued)
                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   1998-J                     October 29, 1998                   (a)            July 1, 2002 - June 30, 2003

   1998-K                    November 24, 1998                   (a)            July 1, 2002 - August 15, 2002

   1999-A                      March 25, 1999                    (a)            July 1, 2002 - June 30, 2003

   1999-B                      March 26, 1999                    (h)            July 1, 2002 - June 30, 2003

   1999-C                       May 18, 1999                     (g)            July 1, 2002 - June 30, 2003

   1999-D                       June 3, 1999                     (a)            July 1, 2002 - June 30, 2003

   1999-F                      August 3, 1999                    (g)            July 1, 2002 - June 30, 2003

   1999-G                      July 29, 1999                     (h)            July 1, 2002 - June 30, 2003

   1999-H                     August 18, 1999                    (f)            July 1, 2002 - June 30, 2003

   1999-I                    September 8, 1999                   (h)            July 1, 2002 - August 15, 2002

   1999-J                    September 23, 1999                  (h)            July 1, 2002 - June 30, 2003

   1999-K                     October 27, 1999                   (i)            July 1, 2002 - October 15, 2002

   1999-L                     November 5, 1999                   (a)            July 1, 2002 - June 30, 2003

   1999-M                     December 1, 1999                   (h)            July 1, 2002 - June 30, 2003

   2000-A                      March 8, 2000                     (h)            July 1, 2002 - June 30, 2003

   2000-B                      March 28, 2000                    (a)            July 1, 2002 - February 18, 2003

   2000-C                      April 13, 2000                    (a)            July 1, 2002 - June 30, 2003

                                                     Attachment A (continued)

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   2000-D                       May 11, 2000                     (a)            July 1, 2002 - June 30, 2003

   2000-E                       June 1, 2000                     (h)            July 1, 2002 - June 30, 2003

   2000-F                      June 23, 2000                     (f)            July 1, 2002 - June 30, 2003

   2000-G                      July 20, 2000                     (f)            July 1, 2002 - June 30, 2003

   2000-H                     August 23, 2000                    (a)            July 1, 2002 - June 30, 2003

   2000-I                    September 8, 2000                   (k)            July 1, 2002 - June 30, 2003

   2000-J                     October 12, 2000                   (l)            July 1, 2002 - June 30, 2003

   2000-K                    November 21, 2000                   (f)            July 1, 2002 - June 30, 2003

   2000-L                    December 13, 2000                   (k)            July 1, 2002 - June 30, 2003

   2000-Z                      March 30, 2000                    (j)            July 1, 2002 - May 15, 2003

   2001-A                    February 20, 2001                   (a)            July 1, 2002 - June 30, 2003

   2001-B                      March 8, 2001                     (a)            July 1, 2002 - June 30, 2003

   2001-C                      April 25, 2001                    (g)            July 1, 2002 - June 30, 2003

   2001-D                       May 24, 2001                     (m)            July 1, 2002 - June 30, 2003

                                                     Attachment A (continued)

                                            Indenture and
            MBNA Credit Card             Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2001-1)               May 24, 2001             May 24, 2001           July 1, 2002 - June 30, 2003

   MBNAseries Class C (2001-1)               May 24, 2001             May 24, 2001           July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-1)               May 24, 2001             May 31, 2001           July 1, 2002 - June 30, 2003

   MBNAseries Class C (2001-2)               May 24, 2001             July 12, 2001          July 1, 2002 - June 30, 2003

   MBNAseries Class C (2001-3)               May 24, 2001             July 25, 2001          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-2)               May 24, 2001             July 26, 2001          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-3)               May 24, 2001            August 8, 2001          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-Emerald)         May 24, 2001            August 15, 2001         July 1, 2002 - June 30, 2003

   MBNAseries Class B (2001-2)               May 24, 2001           September 6, 2001        July 1, 2002 - June 30, 2003

   MBNAseries Class C (2001-4)               May 24, 2001           September 6, 2001        July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-4)               May 24, 2001          September 27, 2001        July 1, 2002 - June 30, 2003

   MBNAseries Class A (2001-5)               May 24, 2001           November 8, 2001         July 1, 2002  - June 30, 2003

   MBNAseries Class C (2001-5)               May 24, 2001           December 11, 2001        July 1, 2002 - June 30, 2003

   MBNAseries Class B (2001-3)               May 24, 2001           December 20, 2001        July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-1)               May 24, 2001           January 31, 2002         July 1, 2002 - June 30, 2003

                                                       Attachment A (continued)

                                            Indenture and
            MBNA Credit Card             Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2002-1)               May 24, 2001           February 28, 2002        July 1, 2002 - June 30, 2003

   MBNAseries Class C (2002-1)               May 24, 2001           February 28, 2002        July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-2)               May 24, 2001            March 27, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-3)               May 24, 2001            April 24, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-4)               May 24, 2001              May 9, 2002           July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-5)               May 24, 2001             May 30, 2002           July 1, 2002 - June 30, 2003

   MBNAseries Class B (2002-2)               May 24, 2001             June 12, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class C (2002-2)               May 24, 2001             June 12, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class C (2002-3)               May 24, 2001             June 12, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-6)               May 24, 2001             June 26, 2002          July 1, 2002 - June 30, 2003

   MBNAseries Class A (2002-7)               May 24, 2001             July 25, 2002          July 25, 2002 - June 30, 2003

   MBNAseries Class A (2002-8)               May 24, 2001             July 31, 2002          July 31, 2002 - June 30, 2003

   MBNAseries Class A (2002-9)               May 24, 2001             July 31, 2002          July 31, 2002 - June 30, 2003

   MBNAseries Class B (2002-3)               May 24, 2001            August 29, 2002         August 29, 2002 - June 30, 2003

   MBNAseries Class C (2002-4)               May 24, 2001            August 29, 2002         August 29, 2002 - June 30, 2003

   MBNAseries Class C (2002-5)               May 24, 2001            August 29, 2002         August 29, 2002 - June 30, 2003

                                                       Attachment A (continued)

                                             Indenture and
             MBNA Credit Card            Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class A (2002-10)              May 24, 2001          September 19, 2002        September 19, 2002 - June 30, 2003

   MBNAseries Class B (2002-4)               May 24, 2001           October 29, 2002         October 29, 2002 - June 30, 2003

   MBNAseries Class C (2002-6)               May 24, 2001           October 29, 2002         October 29, 2002 - June 30, 2003

   MBNAseries Class C (2002-7)               May 24, 2001           October 29, 2002         October 29, 2002 - June 30, 2003

   MBNAseries Class A (2002-11)              May 24, 2001           October 30, 2002         October 30, 2002 - June 30, 2003

   MBNAseries Class A (2002-12)              May 24, 2001           November 19, 2002        November 19, 2002 - June 30, 2003

   MBNAseries Class A (2002-13)              May 24, 2001           December 18, 2002        December 18, 2002 - June 30, 2003

   MBNAseries Class C (2003-1)               May 24, 2001           February 4, 2003         February 4, 2003 - June 30, 2003

   MBNAseries Class C (2003-2)               May 24, 2001           February 12, 2003        February 12, 2003 - June 30, 2003

   MBNAseries Class B (2003-1)               May 24, 2001           February 20, 2003        February 20, 2003 - June 30, 2003

   MBNAseries Class A (2003-1)               May 24, 2001           February 27, 2003        February 27, 2003 - June 30, 2003

   MBNAseries Class A (2003-2)               May 24, 2001            March 26, 2003          March 26, 2003 - June 30, 2003

   MBNAseries Class A (2003-3)               May 24, 2001            April 10, 2003          April 10, 2003 - June 30, 2003

   MBNAseries Class A (2003-4)               May 24, 2001            April 24, 2003          April 24, 2003 - June 30, 2003

   MBNAseries Class C (2003-3)               May 24, 2001              May 8, 2003           May 8, 2003 - June 30, 2003

   MBNAseries Class A (2003-5)               May 24, 2001             May 21, 2003           May 21, 2003 - June 30, 2003

                                                       Attachment A (continued)

                                             Indenture and
             MBNA Credit Card            Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class A (2003-6)               May 24, 2001             June 4, 2003           June 4, 2003 - June 30, 2003

   MBNAseries Class B (2003-2)               May 24, 2001             June 12, 2003          June 12, 2003 - June 30, 2003

   MBNAseries Class C (2003-4)               May 24, 2001             June 19, 2003          June 19, 2003 - June 30, 2003

Legend:
(a)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)
(b)      PSA Supplement Sections 3(c), 4.05 through 4.11, 4.13, 5.02(a) and 10(c) and (d)
(c)      PSA Supplement Sections 3(b), 4.05 through 4.09, 4.11 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and
         9(c) and (d)
(e)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02(a) and 10(c) and (d)
(f)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)
(g)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)
(h)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and
         (d)
(i)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.03(a) and 9(c) and (d)
(j)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02(a) and 10(c) and (d)
(k)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c)
         and (d)
(l)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.02(a) and 9(c) and (d)
(m)      PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)

 (*)  Associated document may have been amended.

                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II
                                                   ---------------------------------

We have examined  management's  assertion  that MBNA America Bank,  N.A.'s  ("MBNA"),  a wholly owned  subsidiary of MBNA  Corporation, controls over the functions  performed as servicer of the MBNA Master Credit Card Trust II (the "Master  Trust"),  including all Series of the Master Trust,  as well as all  MBNAseries  Notes issued from the MBNA Master Credit Card Note Trust (the "Note Trust",  together with the Master  Trust,  the  "Trust") as specified in  Attachment  A, are  effective,  as of June 30,  2003,  in providing  reasonable assurance that (a) Trust assets are safeguarded  against loss from  unauthorized  use or disposition,  (b) transactions are executed in accordance with  management's  authorization  in conformity  with the MBNA Master Credit Card Trust II Pooling and Servicing  Agreement
dated as of August 4, 1994, as amended (the "PSA"),  the  applicable  Pooling and Servicing  Agreement  Supplement for each Series (the
"PSA  Supplements"),  the MBNA Credit  Card Master Note Trust  Indenture  dated as of May 24, 2001  ("Indenture"),  and the  MBNAseries
Indenture  Supplement  dated as of May 24, 2001  ("Indenture  Supplement",  together with the PSA, PSA Supplements  and Indenture,  the
"Agreements")  as specified in Attachment  A, and (c)  transactions  are recorded  properly to permit the  preparation  of the required financial reports.  This assertion is included in the accompanying  report by management  titled,  "Report of Management on Credit Card and Consumer Loan Trust  Internal  Control and Pooling and Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management is
responsible  for MBNA's controls over the functions  performed as servicer of the Trust.  Our  responsibility  is to express an opinion on the effectiveness of internal control based on our examination.

Our  examination was conducted in accordance  with  attestation  standards  established by the American  Institute of Certified  Public
Accountants and,  accordingly,  included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust,  testing  and  evaluating  the  design and  operating  effectiveness  of those  controls,  and such other  procedures  as we considered necessary in the circumstances.  We believe that our examination provides a reasonable basis for our opinion.

Because of inherent  limitations  in any internal  control,  misstatements  due to error or fraud may occur and not be detected.  Also, projections  of any  evaluation  of the controls over the  functions  performed by MBNA as servicer of the Trust to future  periods are subject to the risk that the controls may become  inadequate  because of changes in conditions,  or that the degree of compliance  with the controls may deteriorate.

In our opinion,  management's  assertion,  that MBNA's controls over the functions  performed as servicer of the Trust are effective in providing reasonable  assurance that Trust assets are safeguarded against loss from unauthorized use or disposition,  that transactions are executed in accordance  with  management's  authorization  in conformity  with the  Agreements and that  transactions  are recorded properly to permit the  preparation  of the  required  financial  reports,  as of June 30,  2003,  is fairly  stated,  in all  material respects, based upon the following criteria specified in the Report:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

o        Additions of accounts to the Trust are authorized in accordance with the Agreements.

o        Removals of accounts from the Trust are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

o        Monthly Trust  reports  generated in the form of  "Exhibits"  and provided to the Trustee are reviewed by a Vice  President or above prior to distribution.

o        Monthly  Master  Trust  reports  generated in the form of  "Exhibits"  contain all  required  information  per the PSA and PSA
         Supplements.

o        Monthly Note Trust  reports  generated  in the form of  "Exhibits"  contain all required  information  per the  Indenture  and
         Indenture Supplement.

This  report is intended  solely for the  information  and use of the  management  of MBNA and The Bank of New York,  as Trustee of the
Master  Trust and  Indenture  Trustee of the Note Trust,  and is not  intended to be and should not be used by anyone  other than these specified  parties and anyone who is not  authorized to receive such  information  as specified in the  Agreements or in the applicable
Series' or MBNAseries  Notes'  Underwriting/Subscription/Purchase  Agreement,  as specified in Attachment A. However,  this report is a matter of public record and its distribution is not limited.

                                            /s/ Ernst and Young LLP
August 15, 2003
                                                             Attachment A

      Series                         Pooling and Servicing Agreement Supplement Date (1)
-----------------------------------------------------------------------------------------------------------

  1994 - E           December 15, 1994

  1995 - A           March 22, 1995

  1995 - C           June 29, 1995

  1996 - B           March 26, 1996

  1996 - G           July 17, 1996

  1996 - J           September 19, 1996

  1996 - K           October 24, 1996

  1996 - M           November 26, 1996

  1997 - B           February 27, 1997

  1997 - C           March 26, 1997

  1997 - D           May 22, 1997

  1997 - G           June 18, 1997

  1997 - H           August 6, 1997

  1997 - I           August 26, 1997

  1997 - J           September 10, 1997

  1997 - K           October 22, 1997

  1997 - O           December 23, 1997

  1998 - B           April 14, 1998

  1998 - D           July 30, 1998

  1998 - E           August 11, 1998

  1998 - F           August 26, 1998

  1998 - G           September 10, 1998

  1998 - J           October 29, 1998

  1999 - A           March 25, 1999

  1999 - B           March 26, 1999

                                                       Attachment A (continued)

      Series                         Pooling and Servicing Agreement Supplement Date (1)
-----------------------------------------------------------------------------------------------------------

  1999 - C           May 18, 1999

  1999 - D           June 3, 1999

  1999 - F           August 3, 1999

  1999 - G           July 29, 1999

  1999 - H           August 18, 1999

  1999 - J           September 23, 1999

  1999 - L           November 5, 1999

  1999 - M           December 1, 1999

  2000 - A           March 8, 2000

  2000 - C           April 13, 2000

  2000 - D           May 11, 2000

  2000 - E           June 1, 2000

  2000 - F           June 23, 2000

  2000 - G           July 20, 2000

  2000 - H           August 23, 2000

  2000 - I           September 8, 2000

  2000 - J           October 12, 2000

  2000 - K           November 21, 2000

  2000 - L           December 13, 2000

  2001 - A           February 20, 2001

  2001 - B           March 8, 2001

  2001 - C           April 25, 2001

  2001 - D           May 24, 2001

                                                       Attachment A (continued)

          MBNA Credit Card Master Note Trust
                    MBNAseries Notes                                         Issuance Date
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  Class B (2001-1)                                       May 24, 2001

  Class C (2001-1)                                       May 24, 2001

  Class A (2001-1)                                       May 31, 2001

  Class C (2001-2)                                       July 12, 2001

  Class C (2001-3)                                       July 25, 2001

  Class A (2001-2)                                       July 26, 2001

  Class A (2001-3)                                       August 8, 2001

  Class A (2001-Emerald)                                 August 15, 2001

  Class B (2001-2)                                       September 6, 2001

  Class C (2001-4)                                       September 6, 2001

  Class A (2001-4)                                       September 27, 2001

  Class A (2001-5)                                       November 8, 2001

  Class C (2001-5)                                       December 11, 2001

  Class B (2001-3)                                       December 20, 2001

  Class A (2002-1)                                       January 31, 2002

  Class B (2002-1)                                       February 28, 2002

  Class C (2002-1)                                       February 28, 2002

  Class A (2002-2)                                       March 27, 2002

  Class A (2002-3)                                       April 24, 2002

  Class A (2002-4)                                       May 9, 2002

  Class A (2002-5)                                       May 30, 2002

  Class B (2002-2)                                       June 12, 2002

  Class C (2002-2)                                       June 12, 2002

  Class C (2002-3)                                       June 12, 2002

  Class A (2002-6)                                       June 26, 2002

  Class A (2002-7)                                       July 25, 2002

                                                       Attachment A (continued)

          MBNA Credit Card Master Note Trust
                    MBNAseries Notes                                         Issuance Date
-----------------------------------------------------------------------------------------------------------------

  Class A (2002-8)                                       July 31, 2002

  Class A (2002-9)                                       July 31, 2002

  Class B (2002-3)                                       August 29, 2002

  Class C (2002-4)                                       August 29, 2002

  Class C (2002-5)                                       August 29, 2002

  Class A (2002-10)                                      September 19, 2002

  Class B (2002-4)                                       October 29, 2002

  Class C (2002-6)                                       October 29, 2002

  Class C (2002-7)                                       October 29, 2002

  Class A (2002-11)                                      October 30, 2002

  Class A (2002-12)                                      November 19, 2002

  Class A (2002-13)                                      December 18, 2002

  Class C (2003-1)                                       February 4, 2003

  Class C (2003-2)                                       February 12, 2003

  Class B (2003-1)                                       February 20, 2003

  Class A (2003-1)                                       February 27, 2003

  Class A (2003-2)                                       March 26, 2003

  Class A (2003-3)                                       April 10, 2003

  Class A (2003-4)                                       April 24, 2003

  Class C (2003-3)                                       May 8, 2003

  Class A (2003-5)                                       May 21, 2003

  Class A (2003-6)                                       June 4, 2003

  Class B (2003-2)                                       June 12, 2003

  Class C (2003-4)                                       June 19, 2003

Legend:

(1)      Associated document may have been amended.

August 15, 2003

Ernst and Young LLP
621 East Pratt Street
Baltimore, Maryland  21202

In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts listed in Appendix I (the "Trusts") as of June 30, 2003, and (2)
compliance by MBNA with the covenants and conditions of certain sections, as specified in Appendix I, of each Trusts' applicable
Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, the Indenture and the MBNASeries Indenture Supplement
(together the "Agreements"), and in connection with your agreed upon procedures engagements relating to the amounts in the (a)
"mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections
3.04(b) of the Pooling and Servicing Agreements, as applicable, for the periods specified in Appendix I, as well as (b) the
"mathematical calculations" set forth in the monthly exhibits of the MBNA Credit Card Master Note Trust prepared by MBNA pursuant to subsections 907 and 908(a) of the Indenture for the period July 1, 2002 through June 30, 2003, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are fairly stated in all material respects and in performing the specific agreed upon
procedures.   Accordingly, we make the following representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

o    We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts that provide reasonable assurance to management and the board of directors that
     Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

o    Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

Ernst and Young LLP
August 15, 2003

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contains all information required by the Agreements.

Management has performed an evaluation of MBNA's controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this evaluation, the controls over the functions performed as servicer of the Trusts as of June 30, 2003, are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustee and are recorded properly to permit the preparation of the required financial reports.

We confirm to our knowledge, the following representations made to you during your attestation engagement.

1.       The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

Ernst and Young LLP
August 15, 2003

2.       We acknowledge our responsibility for the design and implementation of programs and controls to prevent and detect fraud.
     We have no knowledge of any fraud or suspected fraud affecting the functions performed as servicer of the Trusts involving:
     management; employees who have significant roles in internal control; or others where the fraud could have a material effect.  We have no knowledge of any allegations of fraud or suspected fraud affecting the functions performed as servicer of the Trusts received in communications from employees, former employees, analysts, regulators, short sellers, or others.

3.       We have disclosed to you all significant deficiencies in the design or operation of the controls that could adversely affect
     MBNA's ability to safeguard Trust assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

4.       We have made available to you all reports of examination from regulatory agencies.  To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

5.       No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the
     Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We acknowledge that we are responsible for complying with the covenants and conditions of the Agreements.  We are also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the Agreements identified in Appendix
I for each of the Agreements, for the periods specified in Appendix I.  Our evaluation assumed the accuracy of reports prepared by
MBNA's bank card processor and did not extend to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor.  Based on this evaluation, MBNA complied with the relevant covenants and conditions of the Agreements identified in
Appendix I for each of the Agreements during the periods specified in Appendix I.

We have made available to your representatives all documentation related to compliance with the specified requirements of the
Agreements.

There has been no known noncompliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I and through the date of your attestation examination report.

Ernst and Young LLP
August 15, 2003

We have received no communications from regulatory agencies, internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 2003 and the date of this letter.

No events or transactions have occurred since June 30, 2003 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in Appendix I.

We are not aware of any instances of fraud involving management or employees who have significant roles in internal control over compliance, or other employees, with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates pursuant to the applicable sections of the Agreements.  We also are responsible for selecting the criteria against which the amounts in the "mathematical calculations" set forth in the monthly certificates (i.e. the Form of Monthly Servicer's Certificate and the Schedule to the Monthly
Servicer's Certificate of each series of each trust) should be measured, and for determining that such criteria are appropriate for our purposes.

We have made available to your representatives all documentation related to the monthly certificates for the periods specified in
Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted, in accordance with attestation standards established by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and (2) our compliance with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria.  We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose.  We understand that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates.  We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.

Ernst and Young LLP
August 15, 2003

                                            MBNA America Bank, N.A. by:

                                            /s/ Vernon H.C. Wright
                                            Vernon H.C. Wright
                                            Chief Corporate Finance Officer

                                            /s/Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Senior Vice Chairman and
                                            Chief Financial Officer

                                            /s/Thomas D. Wren
                                            Thomas D. Wren
                                            Vice Chairman and Treasurer

                                            /s/Randall J. Black
                                            Randall J. Black
                                            Senior Executive Vice President and
                                            Controller

                                            /s/Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                             Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                       and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
----------------------
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in
Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing
Agreements, Pooling and Servicing Agreement Supplements, Indenture and MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

Because of inherent limitations in any control, no matter how well-designed, misstatements due to error or fraud may occur and not be detected, including the possibility of the circumvention or overriding of controls.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2003

Trust Internal Control (continued)
----------------------

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this assessment, the Company believes that, as of June 30, 2003, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
------------------------------------------
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.
The Company is also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  The Company has performed an evaluation of  its compliance with the requirements of the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based on this evaluation, MBNA complied with the requirements of the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I.

August 15, 2003

                                            MBNA America Bank, N.A. by:

                                            /s/Vernon H.C. Wright
                                            Vernon H.C. Wright
                                            Chief Corporate Finance Officer

                                            /s/Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Senior Vice Chairman and
                                            Chief Financial Officer

                                            /s/Thomas D. Wren
                                            Thomas D. Wren
                                            Vice Chairman and Treasurer

                                            /s/Randall J. Black
                                            Randall J. Black
                                            Senior Executive Vice President and
                                            Controller

                                            /s/Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                                                                                    PSA              SERVICING
                                                                        PSA         SUPPL.           COMPLIANCE        PSA COVENANTS
        TRUST                                     TRUSTEE               DATE *      DATE *           PERIOD            AND CONDITIONS
----------------------------------------------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust II Series 1994-E     The Bank of New York  8/4/94       12/15/94     7/1/02 - 6/30/03             (b)
MBNA Master Credit Card Trust II Series 1995-A     The Bank of New York  8/4/94       3/22/95      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1995-C     The Bank of New York  8/4/94       6/29/95      7/1/02 - 6/30/03             (c)
MBNA Master Credit Card Trust II Series 1995-E     The Bank of New York  8/4/94       8/2/95       7/1/02 - 9/16/02             (a)
MBNA Master Credit Card Trust II Series 1995-G     The Bank of New York  8/4/94       9/27/95      7/1/02 - 11/15/02            (a)
MBNA Master Credit Card Trust II Series 1995-J     The Bank of New York  8/4/94       11/21/95     7/1/02 - 12/16/02            (a)
MBNA Master Credit Card Trust II Series 1996-A     The Bank of New York  8/4/94       2/28/96      7/1/02 - 3/17/03             (a)
MBNA Master Credit Card Trust II Series 1996-B     The Bank of New York  8/4/94       3/26/96      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1996-E     The Bank of New York  8/4/94       5/21/96      7/1/02 - 6/16/03             (a)
MBNA Master Credit Card Trust II Series 1996-F     The Bank of New York  8/4/94       6/25/96      7/1/02 - 7/15/02             (d)
MBNA Master Credit Card Trust II Series 1996-G     The Bank of New York  8/4/94       7/17/96      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1996-J     The Bank of New York  8/4/94       9/19/96      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1996-K     The Bank of New York  8/4/94       10/24/96     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1996-M     The Bank of New York  8/4/94       11/26/96     7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 1997-B     The Bank of New York  8/4/94       2/27/97      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1997-C     The Bank of New York  8/4/94       3/26/97      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1997-D     The Bank of New York  8/4/94       5/22/97      7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 1997-G     The Bank of New York  8/4/94       6/18/97      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1997-H     The Bank of New York  8/4/94       8/6/97       7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 1997-I     The Bank of New York  8/4/94       8/26/97      7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 1997-J     The Bank of New York  8/4/94       9/10/97      7/1/02 - 6/30/03             (a)
MBNA Master Consumer Loan Trust Series 1997-1      Deutsche Bank Trust   9/24/97      9/24/97      7/1/02 - 6/30/03             (m)
                                                   Company Americas
MBNA Master Credit Card Trust II Series 1997-K     The Bank of New York  8/4/94       10/22/97     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1997-L     The Bank of New York  8/4/94       11/13/97     7/1/02 - 11/15/02            (f)
MBNA Master Credit Card Trust II Series 1997-M     The Bank of New York  8/4/94       11/6/97      7/1/02 - 10/15/02            (e)
MBNA Master Credit Card Trust II Series 1997-O     The Bank of New York  8/4/94       12/23/97     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1998-A     The Bank of New York  8/4/94       3/18/98      7/1/02 - 3/17/03             (a)
MBNA Master Credit Card Trust II Series 1998-B     The Bank of New York  8/4/94       4/14/98      7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 1998-C     The Bank of New York  8/4/94       6/24/98      7/1/02 - 6/16/03             (a)
MBNA Master Credit Card Trust II Series 1998-D     The Bank of New York  8/4/94       7/30/98      7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 1998-E     The Bank of New York  8/4/94       8/11/98      7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 1998-F     The Bank of New York  8/4/94       8/26/98      7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 1998-G     The Bank of New York  8/4/94       9/10/98      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1998-J     The Bank of New York  8/4/94       10/29/98     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1998-K     The Bank of New York  8/4/94       11/24/98     7/1/02 - 8/15/02             (a)

                                                                                         PSA            SERVICING
                                                                            PSA          SUPPL.         COMPLIANCE         PSA COVENANTS
         TRUST                                          TRUSTEE             DATE *       DATE *         PERIOD            AND CONDITIONS
----------------------------------------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust II Series 1999-A     The Bank of New York  8/4/94        3/25/99     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1999-B     The Bank of New York  8/4/94        3/26/99     7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 1999-C     The Bank of New York  8/4/94        5/18/99     7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 1999-D     The Bank of New York  8/4/94        6/3/99      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1999-F     The Bank of New York  8/4/94        8/3/99      7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 1999-G     The Bank of New York  8/4/94        7/29/99     7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 1999-H     The Bank of New York  8/4/94        8/18/99     7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 1999-I     The Bank of New York  8/4/94        9/8/99      7/1/02 - 8/15/02             (g)
MBNA Master Credit Card Trust II Series 1999-J     The Bank of New York  8/4/94        9/23/99     7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 1999-K     The Bank of New York  8/4/94        10/27/99    7/1/02 - 10/15/02            (h)
MBNA Master Credit Card Trust II Series 1999-L     The Bank of New York  8/4/94        11/5/99     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 1999-M     The Bank of New York  8/4/94        12/1/99     7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 2000-A     The Bank of New York  8/4/94        3/8/00      7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 2000-B     The Bank of New York  8/4/94        3/28/00     7/1/02 - 2/18/03             (a)
MBNA Master Credit Card Trust II Series 2000-Z     The Bank of New York  8/4/94        3/30/00     7/1/02 - 5/15/03             (i)
MBNA Master Credit Card Trust II Series 2000-C     The Bank of New York  8/4/94        4/13/00     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 2000-D     The Bank of New York  8/4/94        5/11/00     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 2000-E     The Bank of New York  8/4/94        6/1/00      7/1/02 - 6/30/03             (g)
MBNA Master Credit Card Trust II Series 2000-F     The Bank of New York  8/4/94        6/23/00     7/1/02 - 6/30/03             (e)
MBNA Master Consumer Loan Trust Series 2000-1      Deutsche Bank Trust   9/24/97       6/29/00     7/1/02 - 6/30/03             (n)
                                                   Company Americas
MBNA Master Credit Card Trust II Series 2000-G     The Bank of New York  8/4/94        7/20/00     7/1/02 - 6/30/03             (e)
MBNA Master Consumer Loan Trust Series 2000-2      Deutsche Bank Trust   9/24/97       7/26/00     7/1/02 - 6/30/03             (n)
                                                   Company Americas
MBNA Master Credit Card Trust II Series 2000-H     The Bank of New York  8/4/94        8/23/00     7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 2000-I     The Bank of New York  8/4/94        9/8/00      7/1/02 - 6/30/03             (j)
MBNA Triple A Master Trust Series 2000-1           The Bank of New York  9/28/00       9/28/00     7/1/02 - 6/30/03             (o)
MBNA Triple A Master Trust Series 2000-2           The Bank of New York  9/28/00       9/28/00     7/1/02 - 6/30/03             (o)
MBNA Master Credit Card Trust II Series 2000-J     The Bank of New York  8/4/94        10/12/00    7/1/02 - 6/30/03             (k)
MBNA Master Credit Card Trust II Series 2000-K     The Bank of New York  8/4/94        11/21/00    7/1/02 - 6/30/03             (e)
MBNA Master Credit Card Trust II Series 2000-L     The Bank of New York  8/4/94        12/13/00    7/1/02 - 6/30/03             (j)
MBNA Master Credit Card Trust II Series 2001-A     The Bank of New York  8/4/94        2/20/01     7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 2001-B     The Bank of New York  8/4/94        3/8/01      7/1/02 - 6/30/03             (a)
MBNA Master Credit Card Trust II Series 2001-C     The Bank of New York  8/4/94        4/25/01     7/1/02 - 6/30/03             (f)
MBNA Master Credit Card Trust II Series 2001-D     The Bank of New York  8/4/94        5/24/01     7/1/02 - 6/30/03             (l)
MBNA Master Consumer Loan Trust Series 2001-1      Deutsche Bank Trust
                                                   Company Americas      9/24/97       6/28/01     7/1/02 - 6/30/03             (n)
MBNA Master Consumer Loan Trust Series 2001-2      Deutsche Bank Trust   9/24/97       9/19/01     7/1/02 - 6/30/03             (n)
                                                   Company Americas

* - Indicates associated agreement may have been amended

PSA and PSA Supplement Covenants and Conditions
-----------------------------------------------

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
        PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10,
        4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(b) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
        PSA Supplement Sections - 3(c), 4.05(a)(i)-(ii), 4.05(b)(i)-(ii), 4.05(c), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.01,
        5.02(a), 10(c), 10(d), 12.

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
        4.09, 4.10, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(g), 4.21(a), 5.01, 5.02(a), 9(c), 9(d), 12.

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.05(b)(i)-(iii), 4.05(c), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
        4.12, 4.13, 5.01, 5.02(a), 10(c), 10(d), 12.

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
        4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10,
        4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.01, 5.02(a), 10(c), 10(d), 12.

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
        4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a), 4.19(g), 4.20(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.05(b)(i)-(iii), 4.05(c)(i)-(ii), 4.05(d), 4.05(e), 4.06, 4.07, 4.08, 4.09,
        4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.01, 5.03(a), 9(c), 9(d), 17.

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.05(b)(i)-(iii), 4.05(c), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
        4.13,  5.02(a), 10(c), 10(d), 12.

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
        4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.19(g), 4.20(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
        4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.01, 5.02(a), 9(c), 9(d),11.

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
        PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 4.06(a)(i)-(v), 4.06(b)(i)-(ii), 4.06(c), 4.06(d), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
        4.15, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(n)  PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 4.06(a)(i)-(v), 4.06(b)(i)-(ii), 4.06(c), 4.06(d), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
        4.15, 4.16, 4.17, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(o) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.05(b)(i)-(iii), 4.05(c), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
        4.12, 4.13, 5.01, 5.02(a), 10(c), 10(d), 12.

-------------------------------------- --------------------- ---------------- --------------------- ------------------ -------------------------------- ---------------------
                TRUST                        TRUSTEE         INDENTURE DATE   INDENTURE SUPP. DATE    ISSUANCE DATE      SERVICING COMPLIANCE PERIOD    INDENTURE COVENANTS
                                                                                                                                                           AND CONDITIONS
-------------------------------------- --------------------- ---------------- --------------------- ------------------ -------------------------------- ---------------------
--------------------------------------------------------------------------------------------------- ------------------ -------------------------------- ---------------------
MBNA Master Credit Card Note Trust:
--------------------------------------------------------------------------------------------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class B (2001-1)            The Bank of New York     May 24, 2001        May 24, 2001      May 24, 2001      July 1, 2002 - June 30, 2003            (1)
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MBNASeries Class C (2001-1)            The Bank of New York     May 24, 2001        May 24, 2001      May 24, 2001      July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2001-1)            The Bank of New York     May 24, 2001        May 24, 2001      May 31, 2001      July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class C (2001-2)            The Bank of New York     May 24, 2001        May 24, 2001      July 12, 2001     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class C (2001-3)            The Bank of New York     May 24, 2001        May 24, 2001      July 25, 2001     July 1, 2002 - June 30, 2003            (1)
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MBNASeries Class A (2001-2)            The Bank of New York     May 24, 2001        May 24, 2001      July 26, 2001     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2001-3)            The Bank of New York     May 24, 2001        May 24, 2001     August 8, 2001     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2001-Emerald)      The Bank of New York     May 24, 2001        May 24, 2001     August 15, 2001    July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class B (2001-2)            The Bank of New York     May 24, 2001        May 24, 2001    September 6, 2001   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class C (2001-4)            The Bank of New York     May 24, 2001        May 24, 2001    September 6, 2001   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2001-4)            The Bank of New York     May 24, 2001        May 24, 2001      September 27,     July 1, 2002 - June 30, 2003            (1)
                                                                                                          2001
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-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2001-5)            The Bank of New York     May 24, 2001        May 24, 2001    November 8, 2001    July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class C (2001-5)            The Bank of New York     May 24, 2001        May 24, 2001    December 11, 2001   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class B (2001-3)            The Bank of New York     May 24, 2001        May 24, 2001    December 20, 2001   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2002-1)            The Bank of New York     May 24, 2001        May 24, 2001    January 31, 2002    July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class B (2002-1)            The Bank of New York     May 24, 2001        May 24, 2001    February 28, 2002   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class C (2002-1)            The Bank of New York     May 24, 2001        May 24, 2001    February 28, 2002   July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2002-2)            The Bank of New York     May 24, 2001        May 24, 2001     March 27, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2002-3)            The Bank of New York     May 24, 2001        May 24, 2001     April 24, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2002-4)            The Bank of New York     May 24, 2001        May 24, 2001       May 9, 2002      July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2002-5)            The Bank of New York     May 24, 2001        May 24, 2001      May 30, 2002      July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class B (2002-2)            The Bank of New York     May 24, 2001        May 24, 2001      June 12, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class C (2002-2)            The Bank of New York     May 24, 2001        May 24, 2001      June 12, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class C (2002-3)            The Bank of New York     May 24, 2001        May 24, 2001      June 12, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2002-6)            The Bank of New York     May 24, 2001        May 24, 2001      June 26, 2002     July 1, 2002 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2002-7)            The Bank of New York     May 24, 2001        May 24, 2001      July 25, 2002     July 25, 2002 - June 30, 2003           (1)
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MBNASeries Class A (2002-8)            The Bank of New York     May 24, 2001        May 24, 2001      July 31, 2002     July 31, 2002 - June 30, 2003           (1)
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MBNASeries Class A (2002-9)            The Bank of New York     May 24, 2001        May 24, 2001      July 31, 2002     July 31, 2002 - June 30, 2003           (1)
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MBNASeries Class B (2002-3)            The Bank of New York     May 24, 2001        May 24, 2001     August 29, 2002   August 29, 2002 - June 30, 2003          (1)
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MBNASeries Class C (2002-4)            The Bank of New York     May 24, 2001        May 24, 2001     August 29, 2002   August 29, 2002 - June 30, 2003          (1)
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MBNASeries Class C (2002-5)            The Bank of New York     May 24, 2001        May 24, 2001     August 29, 2002   August 29, 2002 - June 30, 2003          (1)
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MBNASeries Class A (2002-10)           The Bank of New York     May 24, 2001        May 24, 2001      September 19,     September 19, 2002 - June 30,           (1)
                                                                                                          2002                      2003
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MBNASeries Class B (2002-4)            The Bank of New York     May 24, 2001        May 24, 2001    October 29, 2002     October 29, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class C (2002-6)            The Bank of New York     May 24, 2001        May 24, 2001    October 29, 2002     October 29, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class C (2002-7)            The Bank of New York     May 24, 2001        May 24, 2001    October 29, 2002     October 29, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class A (2002-11)           The Bank of New York     May 24, 2001        May 24, 2001    October 30, 2002     October 30, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class A (2002-12)           The Bank of New York     May 24, 2001        May 24, 2001    November 19, 2002   November 19, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class A (2002-13)           The Bank of New York     May 24, 2001        May 24, 2001    December 18, 2002   December 18, 2002 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class C (2003-1)            The Bank of New York     May 24, 2001        May 24, 2001    February 4, 2003     February 4, 2003 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class C (2003-2)            The Bank of New York     May 24, 2001        May 24, 2001    February 12, 2003   February 12, 2003 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class B (2003-1)            The Bank of New York     May 24, 2001        May 24, 2001    February 20, 2003   February 20, 2003 - June 30,            (1)
                                                                                                                                    2003
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MBNASeries Class A (2003-1)            The Bank of New York     May 24, 2001        May 24, 2001    February 27, 2003   February 27, 2003 - June 30,            (1)
                                                                                                                                    2003
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2003-2)            The Bank of New York     May 24, 2001        May 24, 2001     March 26, 2003    March 26, 2003 - June 30, 2003           (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2003-3)            The Bank of New York     May 24, 2001        May 24, 2001     April 10, 2003    April 10, 2003 - June 30, 2003           (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class A (2003-4)            The Bank of New York     May 24, 2001        May 24, 2001     April 24, 2003    April 24, 2003 - June 30, 2003           (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class C (2003-3)            The Bank of New York     May 24, 2001        May 24, 2001       May 8, 2003       May 8, 2003 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2003-5)            The Bank of New York     May 24, 2001        May 24, 2001      May 21, 2003      May 21, 2003 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class A (2003-6)            The Bank of New York     May 24, 2001        May 24, 2001      June 4, 2003      June 4, 2003 - June 30, 2003            (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
MBNASeries Class B (2003-2)            The Bank of New York     May 24, 2001        May 24, 2001      June 12, 2003     June 12, 2003 - June 30, 2003           (1)
-------------------------------------- --------------------- -------------------- ----------------- ------------------ -------------------------------- ---------------------
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MBNASeries Class C (2003-4)            The Bank of New York     May 24, 2001        May 24, 2001      June 19, 2003     June 19, 2003 - June 30, 2003           (1)
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Indenture Covenants and Conditions:
-----------------------------------
(1)      Indenture Sections - 310(a), 402(a), 701(a), 701(b), 907, 908(a) and 1201
                  MBNASeries Indenture Supplement Sections - 2.02(i)-(iv), 3.16 and 4.01(a)